Exhibit 99.2

Earnings Presentation Quarter Ended June 30, 2021 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFBZ (6.50% Notes due 2025)

1 References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or a n o ffer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, r isk s, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Fo rm 8 - K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read car efully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an of fer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company ’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Bri cke ll Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381 - 6999; copies may also be obtained by visiting EDGAR on the SEC’ s website at http://www.sec.gov . Forward Looking Statements Some of the statements in this presentation constitute forward - looking statements, which relate to future events or the Company’ s future performance or financial condition. The forward - looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecti ng the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID - 19 pandemic and its effects on the C ompany’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospecti ve portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Com pany invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s in vestment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing o f c ash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward - looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “migh t,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward - looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward - looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward - looking statements for any reason, and future results could differ materially from historical performance. Al though the Company undertakes no obligation to revise or update any forward - looking statements, whether as a result of new information, future events or other wise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC , including annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward - looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10 - K and q uarterly reports on Form 10 - Q we file with the SEC. Important Information and Forward Looking Statements

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) : Equity Ticker: NASDAQ: WHF Market Cap: $330.3MM (1) NAV / Share: $15.42 Portfolio Fair Value: $670.5MM Current Dividend Yield: 9.0% (1)(2) ; consistent quarterly dividends of $0.355 per share since 2012 IPO (1) Based on August 6, 2021 share price of $15.85 (2) Based on LTM dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31 st of each respective year presented, unless otherwise noted. (1) Based on total capital commitments managed by H.I.G. Capital and affiliates. (2) Based on fair value. Does not include investments in STRS JV. Source: Company filings ▪ WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012 ▪ WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a lea ding global alternative asset manager with $45Bn of capital under management (1) ▪ Principally focused on originating senior secured loans to performing lower middle market companies with individual enterpris e v alues generally between $50MM and $350MM ▪ Diversified investment portfolio totaling $670.5MM as of June 30, 2021 ▪ Investments across 97 positions in 67 portfolio companies as of June 30, 2021 − Average Investment Size (2) : $6.4MM (Average Debt Investment Size (2) : $7.1MM) − Largest Portfolio Company Investment (2) : $24.2MM ▪ Invested $2,032MM in 168 transactions since December 2012 IPO ▪ The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, par tne red to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and se cond lien term loans. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $670.5 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q2 2021 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.42 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.25 $11.79 $12.50 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $27.92 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q2 2021 Net asset value Cumulative dividends paid (including special dividends)

4 Overview of WhiteHorse Finance, Inc. (continued) Note: As of June 30 , 2021 unless otherwise noted. (1) Reflects life - to - date since IPO, and may exclude follow - on transactions and investments in STRS JV made via asset transfers in - k ind. (2) Across 95 investments. Does not include investments in STRS JV. (3) Reflects weighted average effective yield of income - producing debt investments. Weighted average effective yield for entire port folio, including equities and investments in STRS JV, as of June 30, 2021, is 9.7%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest in com e resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Measured at origination based on borrower reporting and WHF’s target underwriting leverage. Does not include investments in STRS JV. (5) Does not include the Company’s investments in STRS JV. ▪ Generate attractive risk - adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital ▪ Differentiated proprietary deal flow from over 60 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries ▪ Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility ▪ 11 - person investment committee with more than 250 years of industry experience ▪ Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM Summary Stats: Invested Capital since IPO: $2,032MM (1) Number of Investments Made: ~ 168 (1) Average Investment Size: ~$6.4 MM (2) All - in Yield : 9.5% (3) Net Debt / EBITDA of Current Portfolio Companies: ~4.1x (4) Secured Debt as a % of Total Debt : 100% (5) Investment Strategy

5 Summary of Quarterly Results Fiscal Quarter Highlights ▪ Total investments at fair value increased to $670.5 million in Q2 2021 as compared to $617.0 million in Q1 2021. ▪ The Company made investments in eight new portfolio companies for gross deployments of $96.3 million as well as funded add - on investments totaling $7.5 million. ▪ The Company transferred seven investments to the STRS JV totaling $31.8 million and had additional sales and principal repayments of $30.8 million. ▪ The weighted average effective yield on income - producing investments at the end of Q2 2021 was approximately 9.5% as compared to approximately 9.6% at the end of the prior quarter. ▪ Q2 Net Investment Income (“NII”) was $6.1 million, or $0.296 per share, which compares to Q1 NII of $7.6 million, or $0.370 p er share. ▪ Q2 Core NII (1) after adjusting for an approximate $0.9 million capital gains incentive fee accrual, was $7.0 million, or $0.338 per share, compared with the quarterly distribution of $0.355 per share. This compares with Q1 Core NII of $7.7 million, or $0.375 per s har e. ▪ Net realized and unrealized gains on investments for Q2 2021 were $4.4 million primarily driven by unrealized gains generated fr om our investments in Honors Holdings, LLC, BBQ Buyer, LLC, LS GFG Holdings Inc. as well as an increase in the expected value of the es crow receivable from the AG Kings realization. ▪ NAV per share at the end of Q2 2021 was $15.42 per share compared to $15.27 per share from Q1 2021. ▪ Gross leverage levels increased during the quarter to 1.14x from 1.08x at the end of Q1 2021. Cash on - hand at the end of Q2 2021 was $17.8 million resulting in net leverage of 1.08x as compared to 1.00x at the end of Q1 2021. ▪ As of June 30, 2021, STRS JV had total assets of $219.2 million. The Company’s return on its investment in STRS JV at the end of Q2 2021 was 13.8%. (1) Core net investment income is a non - GAAP financial measure. Refer to next slide for components and discussion of core net invest ment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com.

6 Quarterly Operating Highlights Note: N umbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Core net investment income is a non - GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the acc rua l of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not me ant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly com parable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com . Source: Company filings Unaudited Quarterly Financials Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (USD in MM, expect per share data) Total Investment Income (1) $ 14.5 $ 13.8 $ 16.5 $ 16.8 $ 18.0 $ 17.3 Expenses Interest Expense 3.7 3.2 2.8 3.5 3.8 3.8 Base Management Fees 3.1 2.9 3.1 3.4 3.3 3.4 Performance - based Incentive Fees 0.4 1.3 3.8 2.0 2.0 2.6 Other Expenses 1.2 1.2 0.9 1.1 1.3 1.4 Total Expenses 8.4 8.6 10.6 10.0 10.4 11.2 Net Investment Income $ 6.1 $ 5.2 $ 5.9 $ 6.8 $ 7.6 $ 6.1 Net Realized and Unrealized Gain / (Loss) (27.1) 17.6 15.7 1.3 0.6 4.4 Net Increase in Net Assets from Operations $ (21.0) $ 22.8 $ 21.6 $ 8.1 $ 8.2 $ 10.5 Per Share Net Investment Income (NII) $ 0.30 $ 0.26 $ 0.29 $ 0.34 $ 0.37 $ 0.30 Core NII (2) $ 0.27 $ 0.26 $ 0.38 $ 0.35 $ 0.38 $ 0.34 Net Realized and Unrealized Gain / (Loss) $ (1.31) $ 0.85 $ 0.77 $ 0.06 $ 0.03 $ 0.21 Earnings $ (1.01) $ 1.11 $ 1.06 $ 0.40 $ 0.40 $ 0.51 Dividends Declared $ 0.355 $ 0.355 $ 0.355 $ 0.355 $ 0.355 $ 0.355 Core NII Dividend Coverage 75% 72% 107% 98% 106% 95%

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Fundings, exits and repayments may include cash flows on revolver investments as well as non - cash transactions (e.g., PIK, equit y issuances). Unaudited Quarterly Financials Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (USD in MM, expect per share data) Assets Investments at Fair Value $ 557.1 $ 547.4 $ 595.3 $ 690.7 $ 617.0 $ 670.5 Cash and Equivalents (1) 28.1 20.9 22.9 15.9 24.5 17.8 Other Assets 6.7 6.6 7.6 12.3 29.0 11.4 Total Assets $ 591.9 $ 574.9 $ 625.8 $ 719.0 $ 670.5 $ 699.7 Liabilities Debt (net of issuance costs) 291.1 252.7 291.9 384.9 334.5 358.7 Other Liabilities 16.1 22.0 19.3 21.2 21.7 21.4 Total Liabilities $ 307.2 $ 274.7 $ 311.2 $ 406.1 $ 356.2 $ 380.1 Total Net Assets $ 284.7 $ 300.2 $ 314.6 $ 312.9 $ 314.3 $ 319.6 Total Liabilities and Net Assets $ 591.9 $ 574.9 $ 625.8 $ 719.0 $ 670.5 $ 699.7 Net Asset Value per Share $ 13.86 $ 14.61 $ 15.31 $ 15.23 $ 15.27 $ 15.42 Leverage Ratio (2) 1.04x 0.86x 0.94x 1.25x 1.08x 1.14x Net Leverage Ratio (3) 0.94x 0.79x 0.87x 1.20x 1.00x 1.08x Gross Fundings (4) 27.6 39.3 59.3 176.5 72.4 118.4 Exits and Repayments (4) (33.6) (67.7) (28.1) (84.4) (149.8) (69.5) Net ( Fundings )/Repayments $ (6.0) $ (28.4) $ 31.2 $ 92.1 $ (77.4) $ 48.9

Portfolio Highlights 8 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting fro m the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data) Portfolio Investment Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Total Fair Value of Investments $ 557.1 $ 547.4 $ 595.3 $ 690.7 $ 617.0 $ 670.5 Number of Portfolio Investments 65 68 73 99 90 97 Number of Portfolio Companies 52 53 54 67 62 67 Average Investment Size (1) $ 8.2 $ 7.6 $ 7.7 $ 6.6 $ 6.4 $ 6.4 Average Borrower Size (1) $ 10.1 $ 9.6 $ 10.3 $ 9.7 $ 9.2 $ 9.2 Average Debt Investment Size (1) $ 9.3 $ 8.8 $ 8.8 $ 7.3 $ 7.1 $ 7.1 Fair Value as a Percentage of Principal (1)(2) 92.2% 92.0% 93.5% 94.4% 96.3% 97.2% Total Portfolio Effective Yield (3) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Weighted average effective yield on income - producing debt investments (1) 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% Weighted average effective yield on total portfolio 9.1% 8.6% 9.2% 9.4% 9.7% 9.7% Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value) (1) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Percentage of fixed rate investments 0.0% 0.4% 0.4% 0.2% 0.4% 0.4% Percentage of floating rate investments 100.0% 99.6% 99.6% 99.8% 99.6% 99.6% Portfolio Composition - Sponsor vs. Non - Sponsor (Fair Value) (1) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Sponsor 49.4% 50.7% 52.4% 58.1% 64.5% 67.6% Non - Sponsor 50.6% 49.3% 47.6% 41.9% 35.5% 32.4% Total Portfolio Composition by Instrument Type (Fair Value) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 First lien secured loans 80.4% 82.9% 83.1% 85.2% 84.7% 84.0% Second lien secured loans 9.7% 5.5% 5.0% 4.0% 2.4% 4.4% Subordinated debt 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% STRS JV 7.6% 8.9% 8.5% 7.4% 9.0% 9.2% Equity 2.4% 2.7% 3.3% 3.4% 3.9% 2.4% Investments on Non - Accrual Status (Debt Investments) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Fair Value of Investments on Non - accrual Status $ 20.7 $ 39.0 $ 18.7 $ 11.6 $ 14.3 $ 9.7 Cost of Investments on Non - accrual Status $ 31.6 $ 38.8 $ 21.7 $ 14.7 $ 23.5 $ 18.4 % of Investments on Non - accrual Status (Based on Fair Value of Debt Investments) (4) 3.9% 7.4% 3.3% 1.8% 2.5% 1.5% % of Investments on Non - accrual Status (Based on Cost of Debt Investments) (4) 5.5% 7.2% 3.8% 2.2% 4.0% 2.8%

Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non - Sponsored (Based on Fair Value) % Non Accruals (Based on Fair Value of Debt Investments) (1) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Except as otherwise indicated, non - zero values <0.05%. Based on fair value of debt investments, including STRS JV Subordinated N ote. 96.1% 97.1% 99.8% 99.9% 100.0% 100.0% 99.8% 99.6% 3.9% 2.9% 0.2% 0.1% 0.2% 0.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2014 2015 2016 2017 2018 2019 2020 Q2 2021 Floating Fixed 55% 52% 60% 52% 77% 81% 85% 84% 40% 43% 33% 39% 21% 11% 4% 4% 5% 5% 7% 9% 3% 3% 3% 2% 6% 7% 9% 2014 2015 2016 2017 2018 2019 2020 Q2 2021 % First Lien Loans % Second Lien Loans % Equity STRS JV 33% 28% 32% 32% 44% 53% 58% 68% 67% 72% 68% 68% 56% 47% 42% 32% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2014 2015 2016 2017 2018 2019 2020 Q2 2021 Sponsor Non-Sponsor 4.1% 1.7% 1.4% 3.9% 7.4% 3.3% 1.8% 2.5% 1.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 % of Investments on Non-accrual

10 Note: As of June 30, 2021, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) 100% of WHF loans are senior secured Borrower and Industry Diversity 9.2% 3.6% 3.2% 2.8% 2.7% 2.6% 2.4% 2.3% 2.3% 2.2% 66.7% STRS JV Future Payment Technologies, L.P. Source Code Midco, LLC Arcstor Midco, LLC Potpourri Group, Inc. What if Holdings, LLC PG Dental New Jersey Parent, LLC Team Car Care Holdings, LLC (Heartland Auto) BBQ Buyer, LLC Telestream Holdings Corporation Other 9.1% 7.8% 7.6% 6.7% 5.6% 4.0% 3.6% 3.2% 2.9% 2.8% 2.7% 2.6% 41.4% Technology Hardware, Storage & Peripherals Health Care Services Data Processing & Outsourced Services Internet & Direct Marketing Retail Application Software Research & Consulting Services Leisure Facilities Investment Banking & Brokerage Interactive Media & Services Office Services & Supplies Building Products Automotive Retail Other STRS JV

$0.29 $0.33 $0.42 $0.33 $0.35 $0.40 $0.37 $0.36 $0.40 $0.39 $0.27 $0.26 $0.38 $0.35 $0.38 $0.34 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Core NII per share Dividends per share Effective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage (1) From IPO to June 30, 2021 11 Core NII (2) to Dividend Coverage (3) Note: Amounts may not foot due to rounding. (1) Portfolio leverage is based on investment leverage at inception. (2) Core net investment income is a non - GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial r es ults prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial resul ts prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by acc essing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3) Does not include special dividends. (4) WHF’s dividend coverage was impacted in 3Q 2017 by the timing of deployment of the equity issuance of ~$31mm in June 2017. Source: Company filings Covered by $0.01 Missed by $0.10 Missed by $0.07 (4) Covered by $0.07 Missed by $0.02 Missed by $0.03 Missed by $0.01 Covered by $0.04 Covered by $0.01 Covered by $ 0.03 Covered by $ 0.05 Covered by $ 0.03 Missed by $0.09 Missed by $0.01 Covered by $ 0.02 2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Borrower Leverage through WHF Security Effective Yield Missed by $0.02

Yield & Interest Rate Economic Analysis 12 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting fro m the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excl udi ng amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 11.5% 11.5% 11.5% 11.5% 11.4% 11.5% 11.4% 11.0% 10.7% 10.0% 9.5% 9.1% 9.4% 9.4% 9.1% 9.0% 7.5% 7.8% 7.2% 6.8% 7.1% 6.7% 6.0% 5.7% 5.7% 5.5% 5.2% 5.4% 6.2% 6.1% 5.7% 5.7% 4.4% 4.1% 4.7% 5.1% 4.7% 5.2% 5.7% 5.6% 5.4% 4.9% 4.7% 4.2% 3.7% 3.8% 3.8% 3.8% 1.3% 1.4% 1.7% 2.1% 2.3% 2.5% 2.7% 2.6% 2.3% 2.3% 1.7% 1.0% 0.3% 0.2% 0.2% 0.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Effective Yield(1) Income Yield(2) Net Investment Spread(3) Weighted Average Cost of Debt(4) 3-Month London Interbank Offered Rate ("LIBOR")

Investment Performance Ratings 13 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 1 6.3% 2.3% 22.2% 21.9% 22.7% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 62.4% 67.3% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 14.1% 8.6% 4 0.0% 0.0% 0.0% 0.6% 1.6% 1.4% 5 1.8% 0.0% 1.3% 1.1% - - 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Perfomance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends 14 *As a supplement to GAAP financial measures, the Company has provided this non - GAAP measure. The Company believes that this non - GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and sh ows the pro forma to the Company’s NAV per share after payment of regular distributions . Net Asset Value Per Share $15.43 $15.55 $15.74 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.42 $13.00 $13.50 $14.00 $14.50 $15.00 $15.50 $16.00 Net Asset Value if No Special Dividends Were Paid* Net Asset Value

NAV Per Share Bridge 15 Note: N umbers may not foot due to rounding. Core net investment income is a non - GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the acc rua l of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly com parable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com . So urce : Company filings Net Realized and Unrealized Gains: $0.21 Dividend Coverage: ($0.02)

Leverage Migration 16 3/31/2021 QtQ Change 6/30/2021 Outstanding Debt: Outstanding Debt: $339.6 $23.9 $363.5 Driven by n et borrowings to fund new investments NAV: NAV: $314.3 +$5.3 $319.6 Driven by net mark - to - market gains Leverage Ratio: Leverage Ratio: 1.08x 1.14x Note: Numbers may not foot due to rounding. ($ in MM) Borrowings $71.8 Acquisition of Investments $118.4 Sales & Principal Payments 69.5 Debt Paydown 47.9 Net Investment Income 6.1 Dividend Payment 7.1 Sale of Common Stock 1.9 Other Balance Sheet Changes 17.4 Balance Sheet Cash 6.7 Total $173.4 Total $173.4 Sources Uses

0.65x 0.64x 0.63x 0.71x 0.62x 0.57x 0.57x 0.79x 0.75x 0.97x 1.04x 0.86x 0.94x 1.25x 1.08x 1.14x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Debt/ Equity Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of June 30, 2021 WHF had $4.8MM of deferred debt issuance costs. (2) Gross leverage excluding cash. 3 Current Debt Outstanding (as of June 30 , 2021) ($ in MM) Commitment Outstanding (1) Weighted Average Interest Rate Maturity Additional Information Revolving Credit Facility $285.0 ($65 Accordion Feature) $238.5 L+2.50% payable quarterly 2024 2023 Private Notes $30.0 $30.0 6.00% payable semi - annually; unsecured 2023 2025 Private Notes $40.0 $40.0 5.375% payable semi - annually; unsecured 2025 2025 Public Notes $35.0 $35.0 6.50% payable quarterly; unsecured 2025 NASDAQ: WHFBZ 2026 Private Notes $10.0 $10.0 5.375% payable semi - annually; unsecured 2026 2027 Private Notes $10.0 $10.0 5.625% payable quarterly; unsecured 2027 Total Debt $410.0 $363.5 3.7% weighted average cost of debt Total Shareholders’ Equity/Net Assets $319.6 NA Funding Profile 17 Gross Debt to Equity (2) 1.0x - 1.25x Target Leverage

18 Appendix

19 COVID - 19 Portfolio Exposure as of June 30, 2021 WhiteHorse Finance, Inc. STRS JV Note: Fair values are as of June 30, 2021 and may not foot due to rounding; percentages may not add up to 100% due to roundin g. (1) Categories of High, Moderate, Low/Moderate and Low can and will change over time as more data becomes available. These catego riz ations are based on estimates and current information available as of August 4, 2021 and are subject to change without notice. (2) Within Low through High categories, there is variation in the amount of exposure. For example, not all Lows or Moderates are th e same. (3) Low/Moderate category is used for portfolio companies where impact so far has been low, but it is believed that this might ri se to moderate over time. (4) Post - COVID Originations category represents all new portfolio company investments originated on or after April 1, 2021. ($ in MM) High , 7.6% Moderate , 16.5% Low/Moderate , 3.2% Low , 52.7% Post - COVID Originations, 10.8% Post - COVID Originations, 0.8% High , 0.7% Moderate , 0.7% Low/Moderate , 1.0% Low , 6.0% STRS JV, 9.2% WHF Fair Value % of FV High 51.1 7.6% Moderate 110.7 16.5% Low/Moderate 21.6 3.2% Low 352.9 52.7% Post - COVID Originations 72.3 10.8% STRS JV 61.9 9.2% Total $ 670.5 100.0% STRS JV Fair Value % of FV High 15.2 7.2% Moderate 16.0 7.7% Low/Moderate 22.3 10.7% Low 137.4 65.5% Post - COVID Originations 18.6 8.9% Total $ 209.5 100.0%

Origination Footprint (as of June 30 , 2021) Regional Direct Origination Footprint ▪ Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions ▪ Dedicated direct lending team of over 60 investment and origination professionals ▪ Regional footprint with 24 dedicated direct lending originators in 12 North American offices ▪ Global platform of approximately 486 investment professionals across 18 offices in 9 countries and 3 continents ▪ Additional 23 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to m idd le market 20

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. May not foot due to rounding. (1) As of June 30, 202 1 STRS JV had $ 1.8 of deferred debt issuance costs. 3 ($ in MM) Commitment Outstanding (1) Weighted Average Interest Rate Maturity Revolving Credit Facility $175.0 ($75 Accordion Feature) $115.9 L+2.55% payable quarterly 2024 Subordinated Note $100.0 $83.0 L+6.50% payable quarterly N/A Total Debt $275.0 $198.9 4.3% weighted average cost of debt Equity $25.0 $20.1 N/A N/A STRS JV Key Terms and Funding Profile 21 Key Terms ▪ WHF and STRS Ohio have c ommitted to provide up to $125 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $50 million and WHF providing $75 million. ▪ WHF and STRS Ohio share voting control 50%/50% . ▪ Equity ownership 60% WHF and 40% STRS ▪ An affiliate of H.I.G. provides day - to - day administrative oversight Current Debt Outstanding (as of June 30 , 2021) ($ in MM)

22 Note: As of June 30, 2021, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 7.4% 7.4% 5.7% 5.6% 5.4% 5.4% 5.0% 4.9% 4.5% 4.3% 44.4% SFP Holding, Inc. (Summit) Marlin DTC-LS Midco 2, LLC Cennox, Inc. RCKC Acquisitions LLC Geo Logic Systems Ltd. Pluto Acquisition Topco, LLC Quest Events, LLC TOUR Intermediate Holdings, LLC LHS Borrower, LLC Westrock Coffee Company, LLC Other 13.8% 12.5% 11.2% 7.9% 7.4% 5.4% 5.4% 5.0% 4.9% 4.2% 3.5% 3.3% 15.5% Construction & Engineering Packaged Foods & Meats IT Consulting & Other Services Building Products Internet & Direct Marketing Retail Data Processing & Outsourced Services Human Resource & Employment Services Diversified Support Services Investment Banking & Brokerage Advertising Technology Hardware, Storage & Peripherals Industrial Machinery Other

Origination Pipeline Funnel (1) 23 (1) Origination Pipeline figures reflect 2014 through June 30, 2021. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 20+ person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce) ▪ With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self - originated lowe r middle market transactions as compared to the broadly syndicated market ▪ Directly originated loans to lower middle market companies typically generate more attractive risk - adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3 - 6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Closed Transactions Deals being sourced by approximately 486 Investment Professionals across H.I.G.’s platform Total % of Sourced 7,122 100.0% 1,766 24.8% 455 6.4% 156 2.2%

24 Corporate Data Board of Directors Investment Committee Corporate Officers Research Coverage Corporate Counsel John Bolduc Sami Mnaymneh Stuart Aronson Sarkis Sherbetchyan Dechert LLP Chairman of the Board Founder and Co-CEO of H.I.G. Capital Chief Executive Officer B. Riley FBR New York, NY Stuart Aronson Anthony Tamer Marco Collazos Bryce Rowe Corporate Headquarters Director Founder and Co-CEO of H.I.G. Capital Chief Compliance Officer Hovde Group 1450 Brickell Avenue 31st Floor Jay Carvell Stuart Aronson Joyson Thomas Melissa Wedel Miami, FL 33131 Director Chief Executive Officer and Director Chief Financial Officer J.P. Morgan Transfer Agent Kevin F. Burke Mark Bernier Mickey Schleien American Stock Transfer & Independent Director Managing Director of WhiteHorse Capital Ladenburg Thalmann & Co. Inc. Trust Company, LLC New York, NY Rick P. Frier John Bolduc Mitchel Penn Independent Director Chairman of the Board, Executive Managing Oppenheimer & Co. Investor Relations Contact Director of H.I.G. Capital 1450 Brickell Avenue Rick D. Puckett Robert Dodd 31st Floor Independent Director Jay Carvell Raymond James Attention: Investor Relations Managing Director of WhiteHorse Capital Miami, FL 33131 G. Stacy Smith (305) 381-6999 Independent Director Javier Casillas Managing Director of WhiteHorse Capital Independent Registered Public Accounting Firm Pankaj Gupta Crowe LLP Global Head of Originations and Managing Director of WhiteHorse Capital New York, NY David Indelicato Securities Listing Managing Director of WhiteHorse Capital NASDAQ: WHF Brian Schwartz Please visit our website at: Co-President of H.I.G. Capital www.whitehorsefinance.com John Yeager Managing Director of WhiteHorse Capital